Exhibit 10.14

EXECUTION VERSION

Amendment Agreement to a Working Capital Borrowing Base Facility Agreement dated 5 March 2021 (as supplemented by a first supplemental agreement dated 31 December 2021 and amended and restated by an amendment and restatement agreement dated 27 July 2022 and an Amendment Agreement dated 19 August 2022)

Dated 13 December 2022

(1)	Blue Fin Tankers Inc.

(as Borrower)

(2)	Heidmar UK Trading Limited

(as the other Security Party)

(3)	Macquarie Bank Limited, London Branch

(as Lender)

WS:IMANAGE_TNCLEGAL_LON_PRD:11616964:v2

Contents

1 Interpretation	1

2 Representations	1

3 Amendments to the Loan Agreement	2

4 Confirmations and Undertakings	2

5 Notices, English language, Partial invalidity, Counterparts, Governing Law, Jurisdiction of English courts and Service of process	3

Schedule 1 Form of Compliance Certificate	7

Schedule 2 Borrowing Base Terms	8

Amendment Agreement

Dated 13 December 2022

Between:

(1)

Blue Fin Tankers Inc., a corporation incorporated under the laws of the Republic of the Marshall Islands with its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (the “Borrower”);

(2)

Heidmar UK Trading Limited, a company incorporated under the laws of England and Wales, with its registered office at 5 Market Yard Mews, 194-204 Bermondsey Street, London, United Kingdom, SE1 3TQ; and

(3)

Macquarie Bank Limited, London Branch, a company with limited liability with Australian Business Number 46 008 583 542, established under the laws of Australia acting through its office at Ropemaker Place, 28 Ropemaker Street, London EC2Y 9HD (the “Lender”).

Supplemental to a working capital borrowing base facility dated 5 March 2021 (as supplemented by a first supplemental agreement dated 31 December 2021, as amended and restated by an amendment and restatement agreement dated 27 July 2022, as further amended by an Amendment Agreement dated 19 August 2022 and as amended and supplemented from time to time, the “Loan Agreement”) made between the Borrower and the Lender.

Whereas the Borrower has requested the Lender to amend the Loan Agreement as detailed in this Amendment Agreement.

It is agreed that:

1	Interpretation

1.1	In this Amendment Agreement:

“Effective Date” means the date of this Amendment Agreement.

“Security Parties” means all parties to this Amendment Agreement other than the Lender and “Security Party” means any one of them.

1.2

All words and expressions defined in the Loan Agreement shall have the same meaning when used in this Amendment Agreement unless the context otherwise requires, and clause 1.2 of the Loan Agreement shall apply to the interpretation of this Amendment Agreement as if it is set out in full.

1.3	The Lender and the Borrower hereby designate this Amendment Agreement as a Finance Document.

2	Representations

2.1

Each of the representations contained in clause 19 of the Loan Agreement shall be deemed repeated by the Borrower at the date of this Amendment Agreement, by reference to the facts and circumstances then pertaining, as if references to the Finance Documents include this Amendment Agreement.

2.2

Any representation made by a Security Party in any of the Security Documents to which it is a party shall be deemed repeated by that Security Party at the date of this Amendment Agreement, by reference to the facts and circumstances then pertaining.

3	Amendments to the Loan Agreement

3.1	With effect from the Effective Date the Loan Agreement shall be read and construed as if:

3.1.1	references to “this Agreement” are references to the Loan Agreement as amended by this Amendment Agreement;

3.1.2	references to the Finance Documents include this Amendment Agreement;

3.1.3	the definitions of “Administration Fee” and “Administration Fee Period” shall be deleted and replaced as follows:

“Administration Fee” has the meaning given to that term in Schedule 7 (the Borrowing Base Terms);”;

“Administration Fee Period” has the meaning given to that term in Schedule 7 (the Borrowing Base Terms);”;

3.1.4	Schedule 5 (Form of Compliance Certificate) of the Loan Agreement shall be deemed to have been replaced with Schedule 1 (Form of Compliance Certificate) to this Amendment Agreement; and

3.1.5	Schedule 7 (Borrowing Base Terms) of the Loan Agreement shall be deemed to have been replaced with Schedule 2 (Borrowing Base Terms) to this Amendment Agreement.

3.2	All other terms and conditions of the Loan Agreement shall remain unaltered and in full force and effect.

4	Confirmations and Undertakings

4.1

Each of the Security Parties confirms that all of its respective obligations under or pursuant to each of the Security Documents to which it is a party remain in full force and effect, despite the amendments to the Loan Agreement made in this Amendment Agreement, as if all references in any of the Security Documents to the Loan Agreement are references to the Loan Agreement as amended in this Amendment Agreement.

4.2

The definition of any term defined in any of the Security Documents shall, to the extent necessary, be modified to reflect the amendments to the Loan Agreement made in or pursuant to this Amendment Agreement.

4.3	Notwithstanding the amendments to the Loan Agreement made in or pursuant to this Amendment Agreement, any fee paid to the Lender pursuant to the Loan Agreement shall be retained by the Lender.

5	Notices, English language, Partial invalidity, Counterparts, Governing Law, Jurisdiction of English courts and Service of process

The provisions of clauses 28, 29, 31, 33, 34, 35 and 36 of the Loan Agreement shall apply to this Amendment Agreement as if they are set out in full and as if (a) references to each Party are references to each party to this Amendment Agreement, (b) references to the Finance Documents include this Amendment Agreement and (c) references to the Borrower are references to each Security Party.

In witness of which the parties to this Amendment Agreement have executed this Amendment Agreement as a deed the day and year first before written.

Executed as a deed by	Kalliopi Michalopoielou
Blue Fin Tankers Inc.	Name: Kalliopi Michalopoielou

acting by its authorised signatory

who, in accordance with the laws of the Republic of the Marshall Islands, is acting under its authority in the presence of:

Signature of witness

Name	/s/ Dimitia Gelti

Address	Vaeliaymeuis Avenue
Glylada, 26674, Greece

Executed as a deed		Director
by Heidmar UK Trading Limited	signature

acting by a director
print name

in the presence of:

signature of witness

Name
print name of witness

address

In witness of which the parties to this Amendment Agreement have executed this Amendment Agreement as a deed the day and year first before written.

Executed as a deed by
Blue Fin Tankers Inc.	Name:

acting by its authorized signatory
Name:

who, in accordance with the law of the Republic of the Marshall Islands, are acting under its authority in the presence of:

signature of witness

Name
print name of witness

address

Executed as a deed		Director
by Heidmar UK Trading Limited	signature

acting by a director
print name

in the presence of:

signature of witness

Name	DEEPAK LAISHRAM
print name of witness

Address	10-11 7HH, LONDON UK

Executed as a deed by	/s/ Malcolm Eddington
Macquarie Bank Limited, London Branch	Name: Malcolm Eddington Division Direction

acting by its authorized signatories	/s/Frederick Foo
who, in accordance with the law of Australia, are acting under its authority	Name: Frederick Foo Associate Director

in the presence of:	(Macquarie POA Ref: #3105 Dated 16 March 2021 Signed in London)

signature of witness

/s/ Emma Jones

Address 28 Ropemaker Street London EC2Y

Schedule 1

Form of Compliance Certificate

To:	Macquarie Bank Limited, London Branch From: Blue Fin Tankers Inc.

Dated:

Dear Sirs

We refer to the working capital borrowing base facility agreement dated 5 March 2021 (as supplemented by a first supplemental agreement dated 31 December 2021, as amended and restated by an amendment and restatement agreement dated 27 July 2022, as further amended by an Amendment Agreement dated 19 August 2022 and as amended and supplemented from time to time (the “Facility Agreement”) between Blue Fin Tankers Inc. (the “Borrower”) and Macquarie Bank Limited, London Branch (the “Bank”).

Words and phrases defined in the Facility Agreement shall have the same meaning when used herein.

We refer to clause 20.1.2 of the Facility Agreement. This is a Compliance Certificate. We confirm that:

1

pursuant to clause 21.20, in respect of the period ending [.] (being the most recent quarterly management accounts) the aggregate paid-in capital contribution and retained distributions of the Pool Participants in the Pool, is no less than:

1.1	US$1,000,000 per Vessel; and

1.2	US$5,000,000 in aggregate.

2	the number of Eligible Vessels in the Pool is [.] which is not less than the Minimum Number of Eligible Vessels; and

3	the representations made by the Borrower under clause 19 (Representations and warranties) of the Facility Agreement are true.

Yours faithfully

Blue Fin Tankers Inc.

Name:

Schedule 2

Borrowing Base Terms

Administration Fee:	A fee in an amount equal to 0.8% per annum of the average amount of the Loans outstanding for the relevant Administration Fee Period provided that the Administration Fee for each Administration Fee Period shall not exceed $2,500;

Administration Fee Period:

(a)   the period commencing on the date on which the Termination Date is first extended following the Effective Date in accordance with Clause 8.1.1 and ending on the next Quarter End Date; and

(b)   thereafter, each such subsequent period commencing on the day after a Quarter End Date and ending on the next Quarter End Dates

Borrowing Base Amount:

From time to time, the aggregate of:

(a)   90% of the Eligible Receivables - Freight;

(b)   80% of the Eligible Receivables - Demurrage; and

(c)   70% (the “Applied Percentage”) of Freight in Transit, as certified by the Borrower in its most recently provided Borrowing Base Certificate.

Combined Facility Limit:	US$66,000,000

Demurrage Limit:	US$1,000,000

Discretionary Limit:	US$2,000,000

Facility Limit:

The aggregate of:

(a)   US$15,000,000; and

(b)   any additional amount which the Borrower has requested and the Lender agrees to make available under this Agreement if the Facility has been increased pursuant to Clause 7 (Facility Increase) up to a maximum additional amount of US$20,000,000, to the extent not cancelled, reduced or transferred under this Agreement.

Minimum Aggregate Amount:	US$5,000,000

Minimum Contribution Amount:	US$1,000,000

Minimum Number of Eligible Vessels:	Five

Other Facility Agreements:

(a)   the loan facility agreement dated 27 July 2022 (as may be amended from time to time), entered into between Seadragon Tankers Inc. as borrower and the Lender as lender (the “Seadragon Facility Agreement”);

(b)   the loan facility agreement dated 27 July 2022 (as may be amended from time to time), entered into between SeaLion Tankers Inc. as borrower and the Lender as lender (the “SeaLion Facility Agreement”); and

(c)   the loan facility agreement dated 27 July 2022 (as may be amended from time to time), entered into between Dorado Tankers Pool Inc. as borrower and the Lender as lender (the “Dorado Facility Agreement”).